EXHIBIT 32

CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER OF MISCOR GROUP, LTD.

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of MISCOR Group, Ltd. (the “Company”) for the quarterly period ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2013

/s/ Michael P. Moore
Name: Michael P. Moore
Title: President and Chief Executive Officer

/s/ Marc Valentin, CPA, CGMA
Name: Marc Valentin, CPA, CGMA
Title: Chief Accounting Officer (Principal Financial and Accounting Officer)